THE ALGER FUNDS

  SUPPLEMENT DATED NOVEMBER 22, 2004 TO THE PROSPECTUS DATED FEBRUARY 28, 2004

This supplement amends the Prospectus, as described below, and is in addition to any existing prospectus supplement for The Alger Funds (each portfolio of The Alger Funds is referred to individually as the "Fund").

1. Effective November 22, 2004, State Street Bank and Trust Company ("State Street") is the Fund's transfer agent. All references to Alger Shareholder Services, Inc. as the Fund's transfer agent are replaced with State Street. Transfer agent services will be provided by State Street's affiliate, Boston Financial Data Services, Inc. ("BFDS"), and all instructions or forms that were to be sent to Alger Shareholder Services, Inc. shall be sent to BFDS at the following address:

                                 The Alger Funds
                                  P.O. Box 8480
                        Boston, Massachusetts 02266-8480

2. The double asterisk footnote under the table captioned "Fees and Expenses" on page 12 is deleted and replaced with the following:

         ** The Manager has contractually agreed to waive its fee and/or reimburse expenses of Alger SmallCap and MidCap Growth Fund and Alger Health Sciences Fund through February 28, 2005 to the extent necessary to limit the annual operating expenses of Class A, Class B and Class C Shares of the respective Fund to 1.50%, 2.25% and 2.25%, respectively.

3. The first and second sentences under the caption "Exchanges" on page 25 are deleted and replaced with the following:

You can exchange shares of any Fund for shares of another Fund, subject to certain restrictions. One class of shares may not be exchanged for another class of shares. Alger Money Market Fund shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Alger Money Market Fund shares.

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         Effective November 22, 2004, when exchanging in and out of Alger Money
Market Fund, your confirmations and account statements will include a share class designation next to your shares of Alger Money Market Fund SOLELY FOR OPERATIONAL REASONS. This share class designation will correspond to the shares in the other Fund that are being acquired by exchange, or that were originally purchased in the other Fund prior to exchange into Alger Money Market Fund, and which shall be either Class A, Class B, Class C, Class N (corresponding to shares that were purchased in Spectra Fund) or Class J (corresponding to shares that were purchased in The China-U.S. Growth Fund). Similarly, effective November 22, 2004, direct investments that you made in Alger Money Market Fund prior to November 22, 2004 will be assigned a share class designation on your confirmations and account statements, SOLELY FOR OPERATIONAL REASONS, to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from other share classes of the other Funds. Similarly, direct investments that you make in Alger Money Market Fund on or after November 22, 2004 will require that you choose a share class designation - either Class A, Class B or Class C - for those shares SOLELY FOR OPERATIONAL REASONS for purposes of tracking exchanges.

4. In the section captioned "To Redeem Shares of the Fund: by Telephone" on page 26, the following is added after the sentence that reads, "Shares issued in certificate form are not eligible for this service":

         Effective November 22, 2004, share certificates will no longer be issued for shares of the Fund.

PSP SUPP 11-22-04  TA ALGER

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                                THE ALGER FUNDS

       SUPPLEMENT DATED NOVEMBER 22, 2004 TO THE STATEMENT OF ADDITIONAL
                    INFORMATION DATED FEBRUARY 28, 2004

This supplement amends the Statement of Additional Information ("SAI"), as described below, and is in addition to any existing SAI supplement for The Alger Funds (each portfolio of The Alger Funds is referred to individually as the "Fund").

1. Effective November 22, 2004, State Street Bank and Trust Company ("State Street") is the Fund's transfer agent. All references to Alger Shareholder Services, Inc. as the Fund's transfer agent are replaced with State Street. Transfer agent services will be provided by State Street's affiliate, Boston Financial Data Services, Inc. ("BFDS"), and all instructions or forms that were to be sent to Alger Shareholder Services, Inc. shall be sent to BFDS at the following address:

                                 The Alger Funds
                                  P.O. Box 8480
                        Boston, Massachusetts 02266-8480

2. The first sentence under the caption "TelePurchase Privilege" on page 17 is deleted and replaced with the following: "The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares."

3. The biography of Dorothy G. Sanders, Secretary of The Alger Funds, as set forth on page 24 under the caption "Management - Trustees and Officers of the Trust," is deleted. Frederick A. Blum, Treasurer of the Trust, continues as Assistant Secretary of the Trust.

4. The last sentence of the fifth paragraph under the caption "Organization" on page 31 is deleted and replaced with the following: "Effective November 22, 2004, share certificates will no longer be issued for shares of the Fund."

SAI SUPP 11-22-04 TA ALGER